SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy
[ ] Confidential For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

                    MAP-GOVERNMENT FUND, INC.
               ----------------------------------
        (Name of Registrant as Specified in Its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box:)
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1)    and 0-11.

     (1) Title of each class of securities to which transactions applies:
     (2)  Aggregate number of securities to which
          transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid: _____

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement no.:
     (3) Filing Party:
     (4) Date Filed:


                    MAP-GOVERNMENT FUND, INC.
                        520 Broad Street
                    Newark, New Jersey 07102
                         1-800-559-5535


            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         JANUARY 6, 1999

To our Shareholders:

      Notice is hereby given that a Special Meeting of the shareholders ("Meeting") of MAP-Government Fund, Inc. (the "Fund") will be held at 520 Broad Street, Newark, New Jersey 07102, on the 6th day of January, 1999 at 10:00 a.m. local time, or any adjournment(s) thereof, for the following purposes:

1.   To  consider and adopt a Plan of Liquidation and Dissolution pursuant  to  which  the Fund's assets will  be  liquidated,
     known   liabilities   satisfied   and   remaining   proceeds
     distributed to shareholders; and

2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

      Shareholders of record as of the close of business on November 30, 1998 are entitled to notice of and to vote at the Meeting. Shareholders of record who attend the meeting may vote their shares in person. If you do not expect to attend the meeting, please complete, date, sign and properly return the enclosed proxy card in the enclosed postage-paid envelope. If you do not sign and return your proxy card, the Fund may incur the additional expense of subsequent mailings in order to have a sufficient number of cards signed and returned.

     You should retain this Notice and Proxy Statement.

December  8,  1998            By Order of the Board of Directors

                              JUDITH C. KEILP,
                              Vice President and Secretary

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY

SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE SPECIAL MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


                    MAP-GOVERNMENT FUND, INC.
                        520 Broad Street
                    Newark, New Jersey 07102
                        ( 800-559-5535 )


                         PROXY STATEMENT
                 Special Meeting of Shareholders
                         January 6, 1999

                          INTRODUCTION

     This Proxy Statement is furnished to the shareholders of MAP-Government Fund, Inc. (the "Fund") by its Board of Directors in connection with the solicitation by the Board of Directors of shareholder votes by proxy ("Proxies") to be voted at the Fund's Special Meeting of Shareholders ("Meeting"), to be held on January 6, 1999, at 10:00 a.m., local time, at 520 Broad Street, Newark, New Jersey 07102, or any adjournment(s) thereof, for the purpose set forth in the accompanying Notice of the Meeting.

     November 30, 1998 has been fixed as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting, and any adjournments thereof. As of the Record Date, there were outstanding 83,472,571.84 shares of common stock of the Fund ("Shares"). Each Share issued and outstanding will be entitled to one vote, and each fractional Share issued and outstanding will be entitled to a proportionate Share of one vote, at the Meeting. It is expected that the Notice of Special Meeting, this Proxy Statement and the form of Proxy first will be mailed to shareholders on or about December 8, 1998.

      If the enclosed form of Proxy is executed properly and returned, Shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy by the individuals named as proxies (or their substitutes) thereon. You may direct the proxy holders to vote your Shares for or against adoption of the Plan of Liquidation and Dissolution dated
November 4, 1998 (the "Plan") by checking the appropriate box "For" or "Against," or instruct them not to vote your Shares on the Plan by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card with no specific instructions as to voting on the Plan. If you properly execute your proxy and give no voting instructions with respect to the Plan, your Shares will be voted FOR adoption of the Plan. A Proxy may nevertheless be revoked at any time prior to its use
(a) by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your Proxy.

      One third of the Shares outstanding on the Record Date, represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is present at the Meeting but sufficient votes to approve the Plan are not received, the persons named as proxies (or their substitutes) may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR adoption of the Plan in favor of an adjournment, and will vote those proxies required to be voted AGAINST adoption of the Plan against such adjournment. A shareholder vote may be taken on the Plan prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The favorable vote of the holders of a majority of the outstanding Shares entitled to vote, either in person or by proxy, at the Meeting, provided a quorum is present, is required for adoption of the Plan. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the meeting.

     The principal solicitation of proxies will be by the mailing of this Proxy Statement. Proxies may also be solicited by telephone and personal interviews by representatives of the Fund, regular employees and sales representatives of First Priority Investment Corporation, the Fund's distributor and investment adviser ("First Priority"), or First Priority's parent organization, MBL Life Assurance Corporation ("MBL"), certain affiliates of MBL, certain broker-dealers (who may be specifically compensated for such services), and/or representatives of any independent proxy solicitation service retained for the Meeting. Brokerage firms, banks and others may be requested or required to forward the Notice and this Proxy Statement to beneficial owners of Shares so that the owners may authorize the voting of those Shares. The Fund will pay these firms for their out-of-pocket expenses for doing so.

      Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to the Plan. "Broker non-votes" are Shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to the Plan because instructions have not been received from the beneficial owners or person entitled to vote and the broker or nominee does not have discretionary voting power.


                            PROPOSAL
       ADOPTION OF THE PLAN OF LIQUIDATION AND DISSOLUTION
                           OF THE FUND

      At  a  meeting  of  the Fund's Board of Directors  held  on
November 4, 1998, the Directors approved a resolution to recommend to the Fund's shareholders that the Fund be liquidated in accordance with the Plan. A copy of the Plan is attached as Exhibit A to this Proxy Statement. All descriptions of the Plan in this Proxy Statement are qualified in their entirety by reference to the terms of the Plan.

     If the Plan is adopted by the Fund's shareholders, the Board of Directors will proceed on behalf of the Fund to implement the provisions of the Plan as expeditiously as they deem practicable and in accordance with Maryland law. Such action will include, among other things, distribution to the shareholders of the Fund's remaining assets, which will be reduced to cash, and termination of the Fund. All costs of the liquidation of the Fund (other than brokerage commissions incurred by the Fund in selling its portfolio securities, if any) will be borne by the Fund.

Background of and Reason for the Plan

      The Fund was incorporated in Maryland on May 27, 1982. The Fund seeks to provide its shareholders as high a level of current income as is consistent with the preservation of capital and liquidity through investments in the securities and other instruments described in the Fund's current Prospectus dated May 1, 1998, and amended on August 6, 1998 and September 24, 1998. As of November 30, 1998, the assets of the Fund amounted to $83,472,571.84. As of that date, MBL and its affiliates owned 82,140,101 Shares of the Fund, or approximately 98%, while public shareholders owned 1,332,471 Shares of the Fund, or approximately 2%.

      First Priority has agreed to bear total annual operating expenses of the Fund that exceed 0.75% of the Fund's average daily net asset value, through December 31, 1998. As of the date of this Proxy, no fees were waived or reimbursed to the Fund pursuant to First Priority's expense guarantee. However, MBL has informed the Fund that it, and its affiliates and related entities, intend to redeem virtually all of the Shares held by them, by December 31, 1998. Management expects the Fund's total annual operating expenses to increase, as a percentage of its average daily net assets, due to these planned redemptions.

       Based upon the foregoing, the Fund's management has concluded that the relatively small size of the Fund after completion of the redemptions will not ultimately produce the benefits for shareholders of a viable and competitive mutual fund. The Fund's management considered such alternatives as a merger or sale of the assets of the Fund, but ultimately concluded that the Fund's liquidation and dissolution would be in the best interests of its shareholders and determined to present the Plan to the Fund's Board of Directors.

      At its meeting on November 4, 1998, the Board of Directors considered approval of the Plan and its submission to shareholders for adoption. The Board considered a number of factors, including the amount of the Fund's assets, the planned redemption by MBL and certain of its affiliates and related entities of their interests in the Fund, the fact that First Priority would not be in a position to continue to provide its services and the cost and difficulty of obtaining the services of another investment adviser and distributor for the Fund. After careful consideration, the Board concluded that the liquidation of the Fund and distribution of the proceeds thereof to shareholders would be in the best interests of shareholders at this time and, accordingly, the Board of Directors, including a majority of the independent directors, approved the Plan and directed that it be submitted to shareholders for approval. In making this determination, the Directors considered the alternatives of merging or reorganizing the Fund into a similar fund, and the tax implications to shareholders of the liquidation, as discussed under "Tax Consequences to the Shareholders of the Plan" herein.

      In  connection  with  the pending vote  on  the  Plan,  and pursuant to the vote of the Board of Directors on September 22, 1998, the Fund ceased selling its Shares to non-MBL related shareholders on September 24, 1998 and notified shareholders of the MAP-Equity Fund, Inc. of the termination of their exchange privilege with the Fund, which terminated effective November 24, 1998. On November 12, 1998, additional correspondence was sent to shareholders of the Fund encouraging them to redeem their shares prior to December 31, 1998. In anticipation of the proposed liquidation of the Fund and the planned redemption by MBL and its affiliates and related entities, the Fund may begin to shorten its average-weighted maturity described in the Fund's Prospectus to better enable an orderly liquidation of the Fund's assets.

Plan of Liquidation and Dissolution

     If the Plan is approved by the shareholders of the Fund, the Fund will proceed to sell all its portfolio securities and other assets for cash at one or more public or private sales and at such prices and on such terms and conditions as First Priority shall determine to be reasonable and in the best interests of the Fund and its shareholders, subject to, if any, the review of the Directors. The Fund will also give twenty days' notice to all its known creditors that dissolution of the Fund has been approved. Upon expiration of such notice period, the Fund will file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland in accordance with Maryland law. Upon such filing, the Fund will be statutorily dissolved, and the Fund will apply its assets to the payment, satisfaction and discharge of all of its existing debts and obligations, including any expenses of liquidation, and distribute the remaining assets among its shareholders in one or more payments, with each shareholder receiving his proportionate Share of each liquidation distribution in cash. Thereafter, the Fund will cease to exist and no shareholder will have any interest whatsoever in the Fund. The Fund estimates that the expenses of the liquidation (not including brokerage commissions and taxes, if any) will be approximately $57,000.

      If the Plan is adopted, the Fund currently estimates that the liquidation distributions will be paid to shareholders prior to May 1, 1999. However, the exact date of the liquidation distributions will depend on the time required to liquidate the assets of the Fund. Thus, while the Fund will be liquidated as expeditiously as possible upon approval of the Plan and consistent with preservation of value for the benefit of the shareholders of the Fund, there can be no assurance that the liquidation will in fact be completed by May 1, 1999.

      Shareholders may redeem their Shares at net asset value on any business day prior to the date of distribution(s). Shareholders are directed to the section "How to Redeem Fund Shares" in the Fund's Prospectus for more information on redemptions. No shareholder will have any dissenter's rights or right of appraisal with respect to the liquidation and dissolution of the Fund. A shareholder holding Shares in a retirement account should complete a transfer of assets to another retirement plan in advance of the liquidation (or within 60 days thereafter) to avoid possible IRS penalties for premature distribution.

      The Fund may, if deemed appropriate, hold back sufficient assets to deal with the costs of dissolution, including the costs of deregistration as an investment company under the Investment Company Act of 1940 ("1940 Act"), its required tax filings, and any disputed claims or other contingent liabilities that may then exist against the Fund. The Fund is currently not aware of any such claim or liability that could require assets to be held back. Any amount that is held back will be deducted pro rata from the net assets distributable to shareholders and held until the claim is settled or otherwise determined and discharged. In the event the Fund determines to hold back assets to offset the costs of dissolution, the liquidating distribution paid to shareholders would be reduced.

      The Fund does not currently intend to create a trust to administer liquidation distributions; however, if the Fund is unable to distribute all its assets pursuant to the Plan because of its inability to locate shareholders to whom liquidation distributions are payable, the Fund may create a liquidating trust with a financial institution and deposit any of its remaining assets in the trust for the benefit of shareholders that cannot be located. The expenses of any such trust will be charged against the liquidation distributions held therein.

      As soon as practicable after the distribution of all the assets of the Fund in complete liquidation, the Fund's officers will close the books of the Fund and cause to be prepared and filed, in a timely manner, any and all required income tax returns and other documents and instruments. The Fund will also file the necessary forms with the Securities and Exchange Commission ("SEC") when it has distributed substantially all of its assets to shareholders and has effected, or is in the process of effecting, a winding up of its affairs in order to deregister the Fund under the 1940 Act, and will file or cause to be filed any and all other documents and instruments necessary to terminate the regulation of the Fund and its business and affairs by the SEC.

Tax Consequences to the Shareholders of the Plan

      The following is only a general summary of the federal income tax consequences of implementing the Plan to shareholders who are U.S. citizens or residents. The summary does not address the federal income tax consequences to shareholders who are corporations, trusts, estates, tax-exempt organizations or non-U.S. citizens or residents. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISERS FOR ADVICE REGARDING THE APPLICATION OF CURRENT FEDERAL TAX LAW IN THEIR PARTICULAR SITUATIONS AND WITH RESPECT TO STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE PLAN.

      The Fund is a money market mutual fund that currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on any investment company taxable income (consisting generally of net investment income and net short-term capital gain) that it distributes to its shareholders. Net investment income is declared as dividends daily and paid monthly.

       Payment by the Fund of liquidation distributions to shareholders will not be taxable to them if the Fund maintains a stable Share price of $1.00. If the Fund were unable to do so, however, each shareholder would recognize gain or loss for federal income tax purposes in an amount equal to the difference between (1) the shareholder's adjusted basis in the Shares and
(2) the amount of the liquidation distribution received by the shareholder. The gain or loss would be a capital gain or loss if the Shares were held as capital assets by the shareholder and generally would be long-term if the Shares were held for more than one year before the liquidation distribution was received. Thus, a shareholder would be taxed only to the extent that the liquidation distribution exceeded his or her basis in his or her Shares; if the amount received were less than his or her basis, the shareholder would realize a loss. Because the income tax consequences for a particular shareholder may vary depending upon individual circumstances, each shareholder is urged to consult his or her own tax adviser concerning the federal, state, and local tax consequences of receipt of a liquidating distribution.

      Prior to completion of the liquidation, the Fund intends to declare a distribution equal to any undistributed investment company taxable income ("Final Income Distribution") and to include this amount with the final liquidation distribution. Shareholders will report the Final Income Distribution as ordinary income.

      The Fund generally will be required to withhold tax at the rate of 31% with respect to the Final Income Distribution (and any liquidation distribution that exceeds $1.00 per Share) paid to any individual or certain other non-corporate shareholder if
(1) the shareholder fails to provide his or her correct federal taxpayer identification number or to certify to the Fund that he or she is either an "exempt recipient" or "exempt foreign person," (2) the shareholder fails to make other required certifications, or (3) the Internal Revenue Service requires the Fund to impose backup withholding. Backup withholding is not an additional tax, and any amounts withhold may be credited against a shareholder's U.S. federal income tax liability.

Appraisal Rights

      None of the shareholders of the Fund will be entitled to exercise any dissenter's rights or appraisal rights with respect to the liquidation or dissolution of the Fund. It is anticipated that the shareholders will receive the per Share net asset value prior to May 1, 1999, though any shareholder of the Fund may redeem his or her Shares at net asset value prior to the date of the dissolution of the Fund.

Required Vote and Board Recommendation to Approve the Plan

      The Fund's Board of Directors has approved the Plan, by action taken on November 4, 1998. The Maryland General Corporation Law and the Articles of Incorporation pursuant to which the Fund was organized require the affirmative vote of a majority of the Shares entitled to vote in connection with the dissolution of the Fund. Therefore, your consent to the Plan is being solicited.

               THE BOARD OF DIRECTORS OF THE FUND
        RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE PLAN

                     ADDITIONAL INFORMATION

Investment Adviser And Administrator

     First Priority Investment Corporation (the "Adviser") serves as the Fund's investment adviser pursuant to the terms of an Investment Advisory Agreement ("Advisory Agreement") between it and the Fund. The Adviser has been in existence since 1994 and currently manages approximately $84 million. Under the Advisory Agreement, the Adviser is employed to supervise the investments of the Fund and provide investment advice to the Fund. The Adviser is an indirect, wholly-owned subsidiary of MBL Life Assurance Corporation ("MBL"), a New Jersey insurance corporation. The address of MBL is 520 Broad Street, Newark, New Jersey 07102.

Shareholder and Accounting Services

     Under an agreement between State Street Bank & Trust Company ("State Street") and the Fund, State Street arranges for shareholder servicing functions for the Fund, including the maintenance of shareholder accounts, the issuance, transfer and redemption of Shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder transactions. The address of State Street is P.O. Box 8500, Boston, Massachusetts 02266-8500.

Distribution of the Fund's Shares

      The Adviser is the exclusive distributor ("Distributor") of the Shares of the Fund pursuant to a Distributor's Agreement. This agreement authorizes the Distributor to buy the Shares at their net asset value, and then sell these Shares by accepting unconditional orders to purchase the Shares, which it has solicited through its best efforts. The address of the Distributor is the same as that of the Adviser and the Agent.

                      SECURITIES OWNERSHIP

      The following tables set forth information with respect to the Fund, as of the Record Date, regarding the beneficial ownership of the Shares by shareholders owning more than 5% of the Shares, and all directors and executive officers. As of such date, the following persons were known to the Fund to own of record or beneficially more than 5% of the outstanding Shares:

Name and Address of                  Amount of Beneficial
Beneficial Owner                     Ownership              Percent of Class

MBL Life Assurance Special Asset     $33,891,322.68         40.60%
Separate Account-C
520 Broad Street
Newark, NJ 07102

Participating State Guaranty         $31,266,149.17         37.46%
  Associations
c/o/ National Organization of
Life and Health Guaranty Association
Herndon, Virginia

MBL Third Amended Liquidation Trust  $ 7,350,739.14           8.81%
Insurance Commissioner for the
State of New Jersey
520 Broad Street
Newark, NJ 07102

As of the Record Date, all directors and officers of the Fund as a group owned less than 1% of all the outstanding Shares.


                            DIVIDENDS

      To qualify for treatment as a RIC under the Code, the Fund must, among other things, distribute to its shareholders for each taxable year at least 90% of its investment company taxable income. The Fund is subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the twelve months ending on October 31 of that year, plus certain other amounts. For the taxable years ended 1996 and 1997, the Fund made all the distributions required to qualify for treatment as a RIC and to avoid the 4% excise tax.

                            AUDITORS

      PricewaterhouseCoopers LLP serves as the auditors of the Fund. Representatives of PricewaterhouseCoopers are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

                          ANNUAL REPORT

      The Fund's Annual Report, dated December 31, 1997 and SemiAnnual Report, dated June 30, 1998, have been sent to shareholders of the Fund. Upon request, the Fund will furnish to shareholders, without charge, a copy of its annual and semiannual reports. All shareholder requests should be directed to First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102, Attn: MAP-Government Fund, Inc., or by telephoning 1-800-559-5535.

               SUBMISSION OF SHAREHOLDER PROPOSALS

      The Fund does not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Because the Fund does not hold regular shareholders' meetings, the anticipated date of the next special meeting of shareholders (following that to which this Notice and Proxy Statement relates), if any, cannot be provided. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Fund (if any) should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement; the proposals must be received no later than four months prior to the date when the proxy statement for any such subsequent meeting is mailed to shareholders.

                         OTHER BUSINESS

     The Fund does not know of any other business to be presented at the Meeting other than the matter set forth in this Proxy Statement. If any other matter or matters are properly presented for action at the Meeting, the proxy holders will vote the Shares that the proxy card entitles them to vote in accordance with their judgment on such matter or matters. By signing and returning your proxy card, you give the proxy holder discretionary authority as to any such matter or matters.




                    MAP-Government Fund, Inc.


                    Notice of Special Meeting
                          to be held on
                         January 6, 1999

                               and

                         Proxy Statement






                         PROXY STATEMENT





                                                         APPENDIX

                    MAP-GOVERNMENT FUND, INC.
        Special Meeting of Shareholders, January 6, 1999

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoint(s) as proxies Kathleen M. Koerber and William G. Clark, each with power of substitution, and hereby authorize(s) each of them to represent and to vote, as instructed below, all the Shares of MAP-Government Fund, Inc. (the "Fund") held of record by the undersigned on November 30, 1998, at the Special Meeting of Shareholders to be held on January 6, 1999, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting.

      The  undersigned hereby acknowledge(s) receipt of the Proxy
Statement prepared on behalf of the Board of Directors with respect to the matters designated below.

              PLEASE VOTE, DATE AND SIGN ON REVERSE
          AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

When signing as attorney, executor, administrator, trustee or custodian, please give full title as such.
If signer is a corporation, please sign the full corporate name by authorized officer. Joint owners should both sign.

HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

                    MAP-GOVERNMENT FUND, INC.
        Special Meeting of Shareholders, January 6, 1999

1.   Adoption  of  the  Plan  of  Liquidation  and  Dissolution
     (Proposal)
      For         Against      Abstain
      [   ]       [   ]        [   ]

Please  sign  and date this proxy and return it in  the  enclosed postage-paid envelope.  The Fund's Board of Directors  recommends
that  you  vote FOR the proposal in the Proxy Statement.   Please
indicate your vote by an "X" in the appropriate box above.

If you simply sign this proxy without marking any box, this proxy shall be deemed to grant authority to vote "FOR" the proposal.

Please be sure to sign and date this Proxy.    Date __________

_____________________________________________________
Shareholder sign  here          Co-owner sign here



                                                    EXHIBIT A

               PLAN OF LIQUIDATION AND DISSOLUTION
                    MAP-GOVERNMENT FUND, INC.


WHEREAS, by resolutions duly adopted by the Board of Directors of
the  MAP-Government  Fund,  Inc.  ("Fund")  at  its  meeting   on
September 22, 1998, the Board has determined that liquidation of the Fund is in the best interest of the Fund; and

WHEREAS, pursuant to Article Fifth, Section 2 of the Fund's Articles of Incorporation, and consistent with Subsection 2-104(b)(5) of Maryland General Corporation Law, liquidation of the Fund requires the affirmative vote of the holders of not less than a majority of the shares of the Fund then outstanding ("Shares"), in lieu of that otherwise required by Section 3-403 of that title; and

WHEREAS, pursuant to Section 3-410 of the Maryland General Corporation Law, after the close of business on May 1, 1999, if the Fund has not liquidated and wound up its business and affairs, the directors will become trustees of the Fund's assets for purposes of liquidation with the full powers granted to directors of a corporation which has voluntarily dissolved under Subtitle 4 of Title 3 of the Maryland General Corporation Law; and

WHEREAS, pursuant to Section 3-408 of the Maryland General Corporation Law, the Fund will cease to exist at the close of business on the day the Maryland Department of Assessments and Taxation accepts for record the Articles of Dissolution of the Fund, except that the Fund shall continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs;

NOW, THEREFORE, by resolutions duly adopted by the Board of Directors of the Fund at its meeting on November 4, 1998, the Board has approved this Plan of Liquidation and Dissolution
("Plan").


Article  I.     Actions to be Taken Prior to Dissolution  of  the
Fund

(a) As directed by the Board of Directors, the Fund shall proceed with the business of winding up its affairs.

(b) The proper officers of the Fund are hereby authorized to perform such acts, execute and deliver such documents, and do all the things as may be reasonably necessary or advisable to complete the liquidation and dissolution of the Fund, including, but not limited to, the following: (i) fulfill or discharge the contracts of the Fund; (ii) collect the Fund's assets; (iii) sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property and assets of the Fund to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind; (iv) discharge or pay the liabilities of the Fund; (v) prosecute, settle or compromise claims of the Fund or to which the Fund is subject; (vi) file final state and federal tax returns and any amendments thereto;
     (vii) mail notice to all known creditors of the Fund, at their respective addresses shown on the records of the Fund, and to all of its employees, either at their home addresses as shown on the records of the Fund or at their business addresses, that dissolution of the Fund has been approved ("Notice of Dissolution"); and (viii) do or cause to be done all other acts necessary or appropriate to liquidate the business of the Fund.

Article II.    State and Regulatory Filings; Delisting

(a) The proper officer(s) shall obtain and file with the Maryland State Department of Assessments and Taxation: (i) a tax clearance certificate of the Maryland Comptroller or the collector of taxes stating that all taxes payable by the Fund have been paid or provided for; and (ii) a certificate of the Maryland Secretary of Economic and Employment Development stating that all unemployment insurance contributions, reimbursement payments and interest have been paid or provided for.

(b) The Board of Directors shall authorize the appropriate parties to file Articles of Dissolution with the Maryland Department of Assessments and Taxation not earlier than the twentieth day after the Notice of Dissolution has been mailed to creditors and employees.

(c) The proper officer(s) shall make any other filings that are required under the Maryland General Corporation Law in order for the Fund to be statutorily dissolved.

(d)  The  proper officer(s) will file a Notice of Termination  of
     Authority   to   transact  business  in  all  states   where
     necessary.

(e) The Board of Directors shall authorize the filing of a final post-effective amendment and a Form 24f-2 Notice with the SEC regarding the calculation of the filing fee due for shares sold.

(f) The proper officer(s) shall file a Form N-8F with the Securities and Exchange Commission ("SEC") pursuant to
     Section 8(f) of the Investment Company Act of 1940 ("1940 Act") and Rule 8f-1 thereunder for an order declaring that the Fund has ceased to be an investment company and shall take any other action necessary and appropriate to terminate the registration of the Fund with the SEC and the states.

(g)  The  proper  officer(s)  will notify the  Commodity  Futures
     Trading Commission and the National Futures Association of the Fund's termination, if necessary or appropriate.



Article III.   Liquidation Procedures

(a) The proper officer(s) of the Fund shall cause to be prepared a notice to shareholders to prove their interests in the Fund, and to mail such notice, together with a form of letter of transmittal for the surrender of share certificates and such other information as said officers shall find necessary or desirable, to shareholders of record of the Fund as of November 30, 1998, selected by the said officers.

(b) The proper officer(s) of the Fund shall apply the Fund's assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, including necessary expenses of liquidation, and distribute in one or more payments the remaining assets and all dividend income and investment company net capital gain among the shareholders of the Fund, with each shareholder receiving his proportionate share of each payment.

(c) The proper officer(s) of the Fund may, if such officers deem it appropriate, establish a reserve to meet the costs of its dissolution, including the costs of its deregistration as an investment company under the 1940 Act and its required tax filings, and any contingent liabilities of the Fund, including any claims or actions to which the Fund is or may be subject, and any amount that is placed in such reserve shall be deducted from the net assets distributable to shareholders until the contingent liabilities have been settled or otherwise determined and discharged.

(d) In the event that the Fund is unable to distribute all of the net assets distributable to shareholders because of the inability to locate shareholders to whom liquidation distributions are payable, the proper officer(s) of the Fund may create in the name and on behalf of the Fund a liquidation trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the stockholders that cannot be located. The expenses of any such trust shall be charged against the assets held therein.

                       MAP-GOVERNMENT FUND, INC.,
                         a Maryland corporation

                    By:_______________________________
                         Kathleen M. Koerber,
                         President

ATTEST:

____________________________________
Judith C. Keilp,
Vice President and Secretary

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